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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest Event reported): January 18, 2000


                       CITATION COMPUTER SYSTEMS, INC.(R)
             (Exact name of registrant as specified in its charter)


MISSOURI                         0-20284                    43-1174397
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


          424 S. WOODS MILL ROAD, SUITE 200, ST. LOUIS, MISSOURI 63017
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (314) 579-7900

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Form 8-K                                                          Page 1
CITATION Computer Systems, Inc.(R)

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ITEM 5.       OTHER EVENTS

       On January 18, 2000, Registrant issued a Press Release, a copy of which is included herein as Exhibit 99(a), announcing CITATION Computer Systems' financial results for the third quarter and nine months ended December 31, 1999.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL AND EXHIBITS

    (C)      Exhibits

    99(a)    Press release of the company, dated January 18, 2000



Form 8-K                                                                  Page 2
CITATION Computer Systems, Inc.(R)


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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CITATION Computer Systems, Inc.(R)


                                            By:  /s/ Richard D. Neece
                                               ---------------------------------
                                               Richard D. Neece, President



Date:  January 18, 2000



Form 8-K                                                                  Page 3
CITATION Computer Systems, Inc.(R)

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                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------
99(a) Text of Press Release, dated January 18, 2000 issued by CITATION Computer Systems, Inc.(R)


Form 8-K                                                                  Page 4
CITATION Computer Systems, Inc.(R)